GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Buffered S&P 500 Fund—Mar/Sep

(the “Fund”)

Supplement dated February 27, 2026 to the

Prospectuses dated April 30, 2025, as supplemented to date

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectuses.

As described in the Fund’s Prospectuses, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a six-month Outcome Period. The Fund also seeks to provide a downside Buffer against certain losses over an Outcome Period.

The Fund’s previous Outcome Period will end on February 28, 2026, and the Fund’s current Outcome Period will commence on March 2, 2026 and will end on August 31, 2026. Thereafter, the Fund will not start a new Outcome Period on September 1, 2026, and will instead prepare to liquidate and distribute its assets to its shareholders pursuant to a Plan of Liquidation approved by the Board of Trustees of Goldman Sachs Variable Insurance Trust. The Fund’s Cap is based on the cost of providing the Buffer and will differ from one Outcome Period to the next.

The final Cap and Buffer for the Fund for the current Outcome Period are shown in the tables below. The tables show the Cap and Buffer before and after Fund Fees and Expenses for each share class. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Share Class	Cap (before Fund Fees and Expenses)*	Cap (after Fund Fees and Expenses)*

Institutional Shares	9.17%	8.81%

Service Shares	9.17%	8.69%

Share Class	Buffer (before Fund Fees and Expenses)*	Buffer (after Fund Fees and Expenses)*

Institutional Shares	5.00%	4.64%

Service Shares	5.00%	4.51%

*

Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” tables included in the Fund’s Prospectuses dated April 30, 2025. Actual Fund Fees and Expenses may differ over the next Outcome Period.

The Fund’s Prospectuses are amended to revise all references to the dates associated with the Outcome Period to reflect the current Outcome Period, to the Cap to reflect the corresponding current Outcome Period Cap, and to the Buffer to reflect the corresponding current Outcome Period Buffer, as set forth in the tables above.

This Supplement should be retained with your Prospectus for future reference.

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